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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                (Date of Report)
                               SEPTEMBER 27, 1996

                         COMMISSION FILE NUMBER 0-12207

                                PEGASUS GOLD INC.
             (Exact name of registrant as specified in its charter)


          PROVINCE OF BRITISH COLUMBIA                       NONE
         (State or other jurisdiction of               (I.R.S. Employer
         incorporation or organization)               Identification No.)

601 W. FIRST AVE., SUITE 1500, SPOKANE, WASHINGTON           99204
    (Address of principal executive offices)              (Zip Code)


                                 (509) 624-4653
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On September 27, 1996, Pegasus Gold Inc. ("Pegasus") issued a joint press release announcing that following a final due diligence review of business and operations of the two companies, the companies have concluded that the previously announced merger will not proceed.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

   (a)    Financial statements - not applicable.

   (b)    Pro forma financial information - not applicable.

   (c)    Exhibits:

                 (99.1) Joint News Release issued by the Company and Dayton Mining Corporation dated September 27, 1996.


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                                    FORM 8-K

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PEGASUS GOLD INC.   (Registrant)





Date:  October 4, 1996             By:   /s/ Phillips S. Baker, Jr.
                                        ---------------------------------------
                                         Phillips S. Baker, Jr.
                                         Vice President, Finance and Chief
                                         Financial Officer

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